VARIABLE ANNUITY ACCOUNT B

                    Aetna Life Insurance and Annuity Company

           Supplement dated November 7, 2001 to May 1, 2001 prospectus


The information in this supplement updates and amends certain information contained in the prospectus dated May 1, 2001. You should read this supplement along with the prospectus.

Effective October 8, 2001, the Brinson Series Trust Growth and Income Portfolio (formerly the Mitchell Hutchins Series Trust Growth and Income Portfolio) (Class I Shares) is closed to new investors and to new investments from existing investors.











111569                                                                  11/07/01